Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
On January 27, 2021, the Company announced that it has entered into a definitive agreement to acquire Easemob, a leading provider of instant messaging APIs and customer engagement cloud services in China, with a total estimated consideration of $54 million. The transaction was closed during the first quarter of 2021.
On February 1, 2021, the Company announced that an accredited investor had agreed to purchase through a private placement a total of US$250 million of newly issued Class A ordinary shares of the Company, representing approximately 4.5% of the Company’s total outstanding shares. The private placement was completed in February 2021.